                                                                    Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Robert A. Berman, Chief Executive Officer, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Empire Resorts, Inc;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business  issuer's other  certifying  officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f))
for the small business issuer and have:

(a) Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating  to the small  business  issuer,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed  such internal  control over  financial  reporting,  or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial  statements for external purposes in accordance with generally accepted accounting principles;

(c)  Evaluated  the  effectiveness  of the small  business  issuer's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the small business  issuer's internal control  over  financial  reporting  that  occurred  during  the small  business issuer's most recent fiscal quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. The small business  issuer's other  certifying  officer and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

(a) All  significant  deficiencies  and  material  weaknesses  in the  design or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record, process, summarize and report financial information; and

(b) Any fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

Date: May 14, 2004

                                                /s/ Robert A. Berman
                                                --------------------------------
                                                Robert A. Berman
                                                Chief Executive Officer

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